Exhibit 31.2
CERTIFICATIONS
I, Mark Kociancic, certify that:
1.
I have reviewed this annual report

on Form 10-K of Everest Reinsurance

Holdings, Inc.;
2.
Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to
state

a material

fact necessary

to make

the statements

made, in

light of

the circumstances

under which
such statements were made,

not misleading with respect to the period covered

by this report;
3.
Based on my

knowledge, the

financial statements,

and other financial

information included

in this report,
fairly

present

in all

material

respects

the financial

condition,

results

of operations

and cash

flows

of the
registrant as of,

and for,

the periods presented in this report;
4.
The registrant’s

other certifying officer(s) and

I are responsible

for establishing

and maintaining disclosure
controls

and procedures

(as defined

in Exchange

Act Rules

13a-15(e) and

15d-15(e)) and

internal control
over financial

reporting (as

defined in

Exchange

Act Rules

13a-15(f) and

15d-15(f)) for

the registrant

and
have:
(a)
Designed such disclosure controls

and procedures, or

caused such disclosure controls

and procedures
to be

designed under

our supervision,

to ensure

that material

information

relating

to the

registrant,
including

its

consolidated

subsidiaries,

is

made

known

to

us

by

others

within

those

entities,
particularly during the period in which this report is being prepared;
(b)
Designed such internal

control over

financial reporting,

or caused

such internal

control over

financial
reporting

to

be

designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the
reliability

of financial

reporting

and the

preparation

of financial

statements

for

external

purposes

in
accordance with generally accepted

accounting principles;
(c)
Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in
this

report

our

conclusions

about

the effectiveness

of the

disclosure

controls

and procedures,

as of
the end of the period covered by this report

based on such evaluation; and
(d)
Disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that
occurred during the registrant’s

most recent fiscal quarter

(the registrant’s

fourth fiscal quarter in

the
case of

an annual

report) that

has materially

affected,

or is

reasonably likely

to materially

affect, the
registrant’s

internal control over financial reporting;

and
5.
The

registrant’s

other

certifying

officer(s)

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of
internal

control

over

financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the
registrant’s

board of directors (or persons

performing the equivalent functions):
(a)
All significant deficiencies and

material weaknesses in

the design or operation

of internal control

over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,
process, summarize and report

financial information; and
(b)
Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a
significant role in the registrant’s

internal control over financial reporting.
March 10, 2023

/S/ MARK KOCIANCIC

Mark Kociancic
Executive Vice President and
Chief Financial Officer